EXHIBIT 10.5

                               SEVERANCE AGREEMENT
                               -------------------



     This Severance Agreement (this "Agreement") is made this 30th day of June, 1999, by and between Grover C. Seaton III (hereinafter "Seaton") and American Bingo & Gaming Corp. (hereinafter "ABG").

     WHEREAS  Seaton  is  a  member  of  the  Board  of  Directors  of  ABG;

     WHEREAS Seaton and ABG have made a joint determination that, subject to certain terms of separation being agreed to between Seaton and ABG, it may be in the best interest of Seaton and ABG for Seaton to resign from the Board of Directors; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:

     1.   Resignation.  Seaton hereby resigns from the Board of Directors of ABG
          -----------
          and from any and all other positions held with ABG and its subsidiaries (if any). Furthermore, Seaton agrees that he will not seek or accept nomination or election to the Board of Directors of ABG or any of its subsidiaries for a period of two years from the date hereof.

     2.   Confidentiality.  Seaton hereby  acknowledges,  represents  and agrees
          ---------------
          that he will maintain the confidentiality of all information obtained regarding ABG, including but not limited to its operations, management, financial matters, plans and other material data, and that he will not in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm, corporation or other business entity, in any manner whatsoever, any such confidential information concerning ABG. However, Seaton may disclose any information required by law to be disclosed by Seaton after Seaton has notified ABG of such requirement and given ABG the opportunity to review the information to be disclosed.

     3.   Seaton Global  Release.  ABG hereby  releases  Seaton from any and all
          ----------------------
          past, present or future claims, demands, actions, causes of action, costs, judgments, expenses, attorney's fees, damages and all liabilities whatsoever at law or in equity, whether known or unknown, that ABG may have, claim to have, or have ever had, against Seaton arising from any and all causes of action, whether intentional, wanton, reckless, malicious, negligent, grossly negligent, or inadvertent, in contract or in tort. In this regard, the parties to this Agreement intend for the release provided by this Agreement to cause, to the fullest extent permitted by law and at equity, the complete and final discharge and extinguishing of all claims and causes of action against Seaton, whether known or unknown, involving the parties hereto, for all time up to and including the date of this

          Agreement. ABG agrees to indemnify and hold Seaton harmless from and against any and all costs, judgments, expenses, attorney's fees, damages or liabilities whatsoever relating to any and all claims that may be brought against Seaton in connection with his position as a member of the Board of Directors of ABG to the fullest extent authorized by Delaware law as provided in paragraph 7 of the Certificate of Incorporation of ABG, as amended October 17, 1994.

     4.   ABG Release. Seaton hereby releases ABG and its officers and directors
          ------------
          from any and all past, present or future claims, demands, actions, causes of action, costs, judgments, expenses, attorney's fees, damages and all liabilities whatsoever at law or in equity, whether known or unknown, that he may have, claim to have, or have ever had, against ABG and its officers and directors arising from any and all causes of action, whether intentional, wanton, reckless, malicious, negligent, grossly negligent, or inadvertent, in contract or in tort. In this regard, the parties to this Agreement intend for the release provided by this Agreement to cause, to the fullest extent permitted by law and at equity, the complete and final discharge and extinguishing of all claims and causes of action against ABG and its officers and directors, whether known or unknown, involving the parties hereto, for all time up to and including the date of this Agreement.

     5.   Governing Law. This  Agreement  shall be governed by and construed and
          --------------
          enforced in accordance with the laws of the State of South Carolina.

     6.   Severability. If any provision of this Agreement or any portion of any
          ------------
          provision of this Agreement is at any time deemed or declared void, voidable or unenforceable, then such provision or portion of such provision is severable from the remainder of this Agreement and the remainder of this Agreement shall be fully enforced.

     7.   Further  Assurances.  The  parties  shall  from time to time  promptly
          -------------------
          execute and deliver such further instruments, documents or papers and perform all acts necessary or proper to carry out and effect the terms and provisions of this Agreement.

     8.   Counterparts and Fax Signature Pages. It is understood and agreed that
          ------------------------------------
          this Agreement may be executed in duplicate counterpart originals, each of which shall be deemed an original for all purposes. Signatures need not be in original and a facsimile and/or copy bearing a copied or facsimile signature shall suffice as a binding signature for this Agreement.

     9.   Supersedes  Prior  Agreements.  It is understood  and agreed that this
          -----------------------------
          Agreement contains the entire agreement between the parties and supersedes any and all prior agreements and arrangements or understandings between the parties relating to the subject matter hereof. No oral understanding, statements, promises or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


WITNESSES:


     /s/  Myrna  W.  Chapman               /s/  Grover  C.  Seaton  III
     -----------------------               ----------------------------
                                                Grover  C.  Seaton  III


WITNESSES:                         AMERICAN  BINGO  &  GAMING  CORP.


     /s/  Daniel  J.  Fritze               By:     /s/  Daniel  W.  Deloney
     -----------------------                       --------------------------
                                           Name:        Daniel  W.  Deloney
                                                   --------------------------
                                           Title:  Vice Chairman of the Board
                                                   --------------------------